UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 13, 2005


                          PENDER INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

   Delaware                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            60 Columbia Way, Suite 300, Markham, Ontario, L3R 0C9
                  (Address of principal executive offices)

                               (905) 415-5016
                      (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. ELECTION OF DIRECTORS

New Officer. On January 13, 2004, our board members acted by written consent to appoint Orlando Silvestri to serve as President and Chief Executive Officer filling the vacancy left by the resignation of Michael Ciavarella.

New Director. On that same day, our board members acted by written consent to elect Orlando Silvestri as a Director.

Orlando Silvestri is 57 years old and is one of our directors and our president, chief executive. From 1980 to the present, Silvestri owned and operated a construction services company, Tacom Crane Ltd. From 1972 to 1980, Silvestri owned and operated Nu-Wave Contractors, a construction contracting company. From 1965 to 1972, Silvestri served as a site superintendent for Slip-Form Contsruction.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    Pender International, Inc.
                                                    (Registrant)


                                                    /s/ Kalson G.H. Jang
                                                    --------------------------
                                                    Kalson G.H. Jang
                                                    Chairman and Director
                                                    (Duly Authorized Officer)

                                                    Date: January 17, 2005


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